UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2024

TC BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-40637	86-2650449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dawson Street

Thomasville, Georgia 31792

(Address of principal executive offices)

(229) 226-3221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TCBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 12, 2024, TC Bancshares, Inc. (the "Company") notified the Nasdaq Stock Market, LLC ("Nasdaq") of its intent to voluntarily delist and to withdraw the registration of its common stock with the Securities and Exchange Commission (the “SEC”). The Company intends to file a Form 25 (Notification of Removal from Listing) with the SEC on or about July 22, 2024, and expects the last trading date for its common stock on Nasdaq will be on or about August 1, 2024. Following delisting from Nasdaq, the Company expects its common stock will be quoted on the OTCQX Best Market beginning on or about August 2, 2024, under the same ticker symbol, “TCBC”. The Company does not anticipate that this transition will cause a disruption in the trading of its shares. In conjunction with the Company’s delisting of its common stock from Nasdaq, it intends to file a Form 15 (Certification and Notice of Termination from Registration) with the SEC on or about August 1, 2024, to suspend its obligations to file periodic reports under the Exchange Act. The Company expects that its obligation to file periodic and current reports, including Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will be suspended upon filing of the Form 15.

Item 7.01	Regulation FD Disclosure.

On July 12, 2024, the Company issued a press release regarding the matters disclosed in Item 3.01 above. A copy of the press release is furnished as an exhibit hereto and is incorporated into this Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 12, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2024	TC BANCSHARES, INC.

	By:	/s/ Scott C. McLean
Scott C. McLean
Chief Financial Officer